UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2011
eResearchTechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 215-972-0420
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 1, 2011, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and six months ended June 30, 2011 and providing financial guidance for both the third quarter of and fiscal 2011. A copy of that press release is furnished herewith as Exhibit 99.1.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.
On July 27, 2011, ERT’s Board of Directors (the “Board”), upon the recommendation of its Governance and Nominating Committee, adopted Amended and Restated Bylaws (the “Amended Bylaws”), effective upon adoption, to supersede and replace the existing bylaws. A copy of the Amended Bylaws is filed herewith as Exhibit 3.1 and incorporated herein by reference.
The following summary of the major changes included in the Amended Bylaws is qualified in its entirety by reference to the complete text of the Amended Bylaws. Among other changes, the Amended Bylaws:
•	Permit stockholder meetings to be held by remote communication in lieu of physical meetings;
•	Establish advance notice procedures with respect to (i) a stockholder’s nomination of a candidate for election as a director and (ii) any other business proposed to be brought before a meeting of stockholders, which procedures include the submission of specified information regarding the proponent and the proposal or nominee, as applicable, the failure to comply with which would allow ERT to disregard the nomination or proposal for having failed to have been properly brought before the meeting;
•	Permit notice of stockholder meetings and special Board meetings to be given electronically;
•	Clarify that directors are elected by a plurality of the votes cast;
•	Delete the requirement of an annual meeting of directors;
•	Conform the notice period for special board meetings to four days if given by mail and 24 hours if given by any other permitted means;
•	Permit director consents to be given electronically;
•	Delete the provisions regarding existing standing committees of the board; and
•	Substantially revised the provisions relating to officers to (i) require only a president and secretary while permitting, in the Board’s discretion, a chief executive officer, a chief financial officer, a treasurer, one or more vice presidents and one or more assistant vice presidents, treasurers and secretaries and (ii) delete the specific duties for the various officers.

In addition to the amendments described above, the Amended Bylaws effected various changes to clarify language and make other technical corrections and nonsubstantive modifications, including a reorganization of the bylaws.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 3.1	Amended and Restated Bylaws

Exhibit 99.1	Press release dated August 1, 2011 of eResearchTechnology, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc. (Registrant)
Date: August 1, 2011	By:	\s\ Keith D. Schneck
Keith D. Schneck,
Executive Vice President, Chief Financial Officer and Secretary
EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws

99.1	Press Release dated August 1, 2011 of eResearchTechnology, Inc.

2